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                                                SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D.C. 20549
                                                          ---------------
                                                             FORM 8-K

                                                          CURRENT REPORT
                                              Pursuant to Section 13 or 15(d) of the
                                                  Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported):  May 21, 2001
                                                          ---------------
                                                         KeraVision, Inc.
                                      (Exact name of registrant as specified in its charter)
                                                          ---------------


         Delaware                                  000-26316                            45-1570294
(State or other jurisdiction of            (Commission File Number)                  (I.R.S. Employer
incorporation or organization)                                                     Identification Number)


                                                        48630 Milmont Drive
                                                    Fremont, California  94538
                                                          (510) 353-3000
             (Address, including zip code, and telephone number, including area code, of principal executive offices)
                                                          _______________






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Item 5.  Other Events

         On March 23, 2001, the Registrant publicly disseminated a press release announcing that the Registrant filed for chapter 11 protection under Title 11 of the United States Code. On May 21, 2001, the U.S. Bankruptcy Court, Oakland Division, approved the sale of substantially all of the assets of the Registrant to Addition Technology, Inc. in exchange for $1,033,000.00.

         The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated May 21, 2001, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

              99.1      Registrant's Press Release dated May 21, 2001.
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fremont, State of California, on this 22nd day of May, 2001.

                                            KeraVision, Inc.



                                            By:  /s/ Christopher James
                                               -------------------------------
                                            Name:  Christopher James
                                            Title:  Vice President of Finance